UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2005

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20511 Lake Forest Drive, Lake Forest, California		92630
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On June 6, 2005, Western Digital Technologies, Inc., a wholly owned subsidiary of Western Digital Corporation, entered into a volume purchase agreement (VPA) with Komag Incorporated and Komag USA (Malaysia) Sdn. which terminates and replaces the existing agreement between the parties dated April 8, 1999, as amended. The new agreement with Komag is part of an ongoing effort by WD to diligently work with strategic suppliers to help ensure adequate supply of key components for its hard drives. The VPA requires that Komag supply and WD purchase certain specified media volumes and that Komag supply media from existing and new production capacity to meet such purchase requirements, subject to certain exceptions and grace periods. Komag’s supply obligations and WD’s purchase obligations under the VPA are for an initial period of eighteen months after Komag has commenced full capacity production from its new capacity, subject to certain extension and renewal periods.

The above description of the VPA is qualified in its entirety by reference to the full text of the VPA, a copy of which will be filed as an exhibit to the Registrant’s annual report on Form 10-K for the period ended July 1, 2005.

This Form 8-K contains forward-looking statements, including statements concerning the company’s ongoing efforts to help ensure adequate supply of key components for its hard drives. These forward-looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including: changes in availability and cost of specialized product components; actions by competitors; supply and demand conditions in the hard drive industry; pricing trends and fluctuations in average selling prices (ASPs); and other risks and uncertainties listed in the company's most recent Form 10-Q filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

June 8, 2005	By:	Raymond M. Bukaty

Name: Raymond M. Bukaty
Title: Senior Vice President, Administration, General Counsel & Secretary